SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                   FORM 8-K/A


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                                 January 8, 2002
                                 ---------------
                         Date of earliest event reported


                              METHOD PRODUCTS CORP.
                              ---------------------
             (Exact name of registrant as specified in its charter)



        Florida                        000-31485               11-3456837
        -------                        ---------               ----------
(State or other jurisdiction          (Commission             (IRS Employer
 of incorporation)                    File Number)          Identification No.)


            2101 NW 33rd Street, Suite 600A, Pompano Beach, FL 33069
            --------------------------------------------------------
          (Address of principal executive offices, including zip code)


                                 (954) 968-1913
                                 --------------
               Registrant's telephone number, including area code


           ----------------------------------------------------------
          (Former name or former address, if changed since last report)

Item 1.           Change in Control of Registrant.
                  -------------------------------

                  Not Applicable

Item 2.           Acquisition or Disposition of Assets.
                  ------------------------------------

                  Not Applicable

Item 3.           Bankruptcy or Receivership.
                  --------------------------

                  Not Applicable

Item 4.           Changes in Registrant's Certifying Accountant.
                  ---------------------------------------------

         On January 8, 2002, the Registrant advised its certifying accountant for the fiscal years ended June 30, 2001 and June 30, 2000, Ahearn Jasco + Company, P.A. ("Ahearn") that the Registrant's Board of Directors had decided to dismiss such firm as of such date and to engage Weinberg & Company, P.A. ("Weinberg") as of such date as the Registrant's certifying accountant for the fiscal year ending June 30, 2002. Such decision was also approved by the Registrant's audit committee.

         During the period of Ahearn's engagement, there were no disagreements between the Registrant and Ahearn on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Ahearn, would have caused Ahearn to make reference thereto in connection with their report to the subject matter of the disagreements. The accountants' report on the financial statements of the Registrant for the fiscal years ended June 30, 2001 and 2000 contained within the Registrant's Form 10-KSB for the fiscal year ended June 30, 2001 did not contain any adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty or audit scope or accounting principles, except to express doubt as to the Registrant's ability to continue as a going concern.

         Ahearn previously advised the Registrants' Board of Directors in written correspondence of what, in its view, were certain reportable conditions which Ahearn believes to be material weaknesses under standards established by the American Institute of Certified Public Accountants ("AICPA") in certain elements of the Registrant's internal accounting controls, and further communicated its view that such correspondence concerning such matters constitutes a "reportable event" as such term is defined in and pursuant to Regulation S-K, Item 304(a)(1)(v)(A). Such weaknesses, which were cited in connection with the fiscal year ended June 30, 2001, were, in summary: evidence that the Registrant's accounting system did not provide complete and accurate output; evidence of failures to perform certain tasks that are generally part of an internal control system; evidence of an absence of appropriate reviews and approvals of accounting adjustments and conclusions by Registrant personnel who have knowledge of usual accounting rules; and an absence of appropriate segregation of duties consistent with appropriate internal control objectives.

         Regulation S-K, Item 304(a)(1)(v)(A) expressly provides by its terms for disclosure by a registrant in a Form 8-K in the event a registrant's certifying accountant advises the registrant that the internal controls necessary for the registrant to develop reliable financial statements do not exist. The Registrant does not believe that Ahearn's correspondence constitutes a reportable event under such regulation section in view of the specific language set forth in such regulation section and such correspondence not so concluding.

         The Registrant further believes that Ahearn's correspondence concerning the above does not constitute a reportable event under Item 304 (a)(1)(v)(A) in view of the following: (a) following notification of Ahearn's above-described concerns, the Registrant promptly updated its accounting information systems, implemented new procedural controls to ensure appropriate internal controls, and engaged a new Chief Financial Officer knowledgeable in U.S. accounting principles and experienced with public company reporting requirements, and the hiring of additional accounting staff personnel; the Registrant advised Ahearn of all such actions prior to the filing of the above-referenced Form 10-KSB;
and (b) Ahearn performed additional audit procedures which enabled such firm to issue the report described above which opined that the financial statements in respect thereto presented fairly, in all material respects, the financial position of the Registrant as of June 30, 2001 and 2000 and the results of its operations and its cash flows for the years then ended, in conformity with generally accepted accounting principles (GAAP) in the U.S.

         We have not, during our two most recent fiscal years and any subsequent interim periods prior to engaging Weinberg, consulted with Weinberg regarding:
(i) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Registrant's financial statements, and neither a written report was provided to the Registrant nor oral advice was provided that Weinberg concluded was an important factor considered by the Registrant in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement or a reportable event.

Item 5.           Other Events and Regulation FD Disclosure.
                  -----------------------------------------

                  Not Applicable

Item 6.           Resignation of Registrant's Directors.
                  -------------------------------------

                  Not Applicable

Item 7.           Financial Statement and Exhibits.
                  --------------------------------

         (a)      Financial Statement - Not Applicable
         (b)      Pro-forma Financial Information - Not Applicable
         (c)      Exhibits

                  16.1 Letter from Ahearn Jasco + Company, P.A. to the
                       Securities and Exchange Commission dated January 25,
                       2002

Item 8.           Change in Fiscal Year.
                  ---------------------

                  Not Applicable

Item 9.           Regulation FD Disclosure
                  ------------------------

                  Not Applicable

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   METHOD PRODUCTS CORP.


                                   By:  /s/Mark Antonucci
                                        ---------------------------------------
                                        Mark Antonucci, Chief Executive Officer


Dated:  January 25, 2002